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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 JUNE 18, 2002
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                  1-4423                  94-1081436
------------------------------- --------------------- --------------------------
 (State or other jurisdiction     (Commission File         (I.R.S. Employer
       of incorporation)                Number)           Identification No.)





                    3000 HANOVER STREET, PALO ALTO, CA 94304
               (Address of principal executive offices) (Zip code)





                                 (650) 857-1501
                              --------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         This Current Report on Form 8-K relates to the merger (the "Merger"), the effective date of which was May 3, 2002 (the "Effective Time") between Heloise Merger Corporation (the "Merger Sub"), a wholly-owned subsidiary of Hewlett-Packard Company ("HP"), with and into Compaq Computer Corporation ("Compaq"), pursuant to the Agreement and Plan of Reorganization dated as of September 4, 2001 (the "Merger Agreement") by and among HP, Compaq and the Merger Sub.

         At the Effective Time, Merger Sub was merged with and into Compaq with Compaq continuing as the surviving corporation and a wholly-owned subsidiary of HP. Pursuant to the Merger Agreement, as a result of the Merger, each share of Compaq common stock outstanding at the effective time of the Merger was converted into the right to receive 0.6325 of a share of HP common stock. In addition, upon completion of the Merger, HP assumed outstanding stock appreciation rights and options to purchase shares of Compaq common stock, each at the exchange ratio referred to in the preceding sentence, and HP assumed certain Compaq stock plans.

         Following consummation of the Merger, Compaq's common stock was delisted from the New York Stock Exchange. HP common stock now trades on the New York Stock Exchange and the Pacific Exchange under the symbol "HPQ."

         The issuance of HP common stock under the Merger Agreement as described above was registered under the Securities Act of 1933, as amended, pursuant to HP's registration statement on Form S-4 (File No. 333-73454) filed with the Securities and Exchange Commission (the "Commission") and declared effective on February 5, 2002, and HP's post-effective amendment to the registration statement on Form S-4 filed with the Commission pursuant to Rule 462(d), which became effective immediately upon filing on February 5, 2002. The Joint Proxy Statement/Prospectus of HP and Compaq included in the registration statement on Form S-4 contains additional information about the Merger. A copy of the Merger Agreement is attached as Exhibit 2.1 to HP's Current Report on Form 8-K filed with the Commission on September 4, 2001.

         This Current Report on Form 8-K attaches hereto as Exhibit 99.1 and incorporates by reference herein HP's unaudited pro forma condensed combined consolidated balance sheet as of April 30, 2002, and unaudited pro forma condensed combined consolidated statements of earnings for the six months ended April 30, 2002 and the year ended October 31, 2001, giving effect to the Merger as a purchase of Compaq by HP in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11 (2000)).In addition, this Current Report on Form 8-K attaches hereto as Exhibit 99.2 and incorporates by reference herein certain summary information obtained from a document entitled: "HP Product Roadmaps" dated May 7, 2002.

          ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

         The definitive Joint Proxy Statement/Prospectus and other relevant materials, and any other documents filed by HP or Compaq with the Commission, may be obtained free of charge at the Commission's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Commission by HP and Compaq by contacting HP Investor Relations, 3000 Hanover Street, Palo Alto, California 94304, 650-857-1501.

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are being filed with this report:

        99.1 HP's unaudited pro forma condensed combined consolidated balance sheet as of April 30, 2002, and unaudited pro forma condensed combined consolidated statements of earnings for the six months ended April 30, 2002 and the year ended October 31, 2001, giving effect to the Merger as a purchase of Compaq by HP using the purchase method of accounting.

        99.2    Selected summary information obtained from a document entitled:
                "HP Product Roadmaps" dated May 7, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HEWLETT-PACKARD COMPANY

Date: June 18, 2002                   By:      /s/ CHARLES N. CHARNAS
                                               -------------------------------
                                      Name:    Charles N. Charnas
                                      Title:   Assistant Secretary

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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED JUNE 18, 2002

      Exhibit                           Description
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
        99.1             HP's unaudited pro forma condensed combined
                         consolidated balance sheet as of April 30, 2002 and
                         unaudited pro forma condensed combined consolidated
                         statements of earnings for the six months ended April
                         30, 2002 and the year ended October 31, 2001, giving
                         effect to the Merger as a purchase of Compaq by HP
                         using the purchase method of accounting.

        99.2 Selected summary information obtained from a document entitled: "HP Product Roadmaps" dated May 7, 2002.
